EXHIBIT 4.3
SPECIMEN COMMON STOCK CERTIFICATE

NUMBER: CB		SHARES
INCORPORATED UNDER THE LAWS
OF THE STATE OF FLORIDA	CASTLE BRANDS	CUSIP 148435 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS
CASTLE BRANDS INC.
THIS CERTIFIES THAT                                          IS THE OWNER OF                                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF CASTLE BRANDS INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile signatures of its duly authorized officers.
Dated:

Secretary	Chairman of the Board
CASTLE BRANDS INC.
CORPORATE SEAL
2009
Florida
Countersigned and Registered
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, NJ)
Transfer Agent and Registrar
Authorized Officer

     The Corporation will furnish without charge to each stockholder who so request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM — as tenants in common
     TEN ENT — as tenants by the entireties
     JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors Act
(State)
     Additional Abbreviations may also be used though not in the above list.
  For value received,                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.